                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| |   Confidential, For Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

|X|   Definitive Proxy Statement

| |   Definitive Additional Materials

| |   Soliciting Material Pursuant to ss. 240.14a-12

                        NEW CENTURY EQUITY HOLDINGS CORP.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  ---------------------------------------------
                  (Name of Person(s) Filing Proxy Statement, if
                           other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(i)   Title of each class of securities to which transaction applies

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(ii)  Aggregate number of securities to which transaction applies:

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(iii) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(iv)  Proposed maximum aggregate value of transaction:

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(v)   Total fee paid

| |   Fee paid previously with preliminary materials.

| |   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

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NEW CENTURY
EQUITY HOLDINGS
                                                April 30, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the
"Annual  Meeting") of New Century Equity  Holdings Corp.  (the  "Company").  The
Annual  Meeting will be held on June 6, 2007,  at 10:00 a.m.  local time, at the
Company's offices located at 200 Crescent Court, Suite 1400,  Dallas,  Texas, or
at any adjournment or postponement thereof.

This year,  you are being asked to act upon (i) the election of one (1) director to serve until the 2009 Annual Meeting of  Stockholders  and until his successor is duly  elected and  qualified  and two (2)  directors  to serve until the 2010
Annual Meeting of Stockholders  and until their  respective  successors are duly elected  and  qualified,  (ii) the  ratification  of the  appointment  of Burton
McCumber & Cortez,  L.L.P.  as our  independent  accountants for fiscal 2007 and
(iii) any other matter that may properly  come before the Annual  Meeting or any adjournment  or  postponement  thereof.  These  matters are discussed in greater detail in the  attached  Notice  of Annual  Meeting  of  Stockholders  and Proxy
Statement.

REGARDLESS  OF THE NUMBER OF SHARES YOU OWN AND  WHETHER OR NOT YOU EXPECT TO BE
PRESENT AT THE ANNUAL MEETING,  PLEASE MARK,  SIGN, DATE AND PROMPTLY RETURN THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.  RETURNING THE PROXY CARD WILL NOT
DEPRIVE  YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.
IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

On behalf of the Board of  Directors,  I would like to express our  appreciation for your continued interest in our Company. We look forward to seeing you at the
Annual Meeting.

Sincerely,

/S/ Mark E. Schwarz
----------------------
Mark E. Schwarz
CHAIRMAN OF THE BOARD

                        NEW CENTURY EQUITY HOLDINGS CORP.
                         200 CRESCENT COURT, SUITE 1400
                               DALLAS, TEXAS 75201
                                 (214) 661-7488

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of  Stockholders  (the
"Annual  Meeting") of New Century Equity  Holdings Corp. (the "Company") will be held on June 6, 2007,  at 10:00  a.m.,  local  time,  at the  Company's  offices located at 200 Crescent Court, Suite 1400, Dallas,  Texas, or at any adjournment or postponement  thereof to consider and vote on the following matters described in the accompanying Proxy Statement:

      1.    To elect one (1)  director  to hold  office  until  the 2009  Annual
            Meeting of Stockholders  and until his successor is duly elected and qualified and two (2) directors to hold office until the 2010 Annual
            Meeting of Stockholders  and until his successor is duly elected and qualified;

      2.    To ratify the appointment of Burton McCumber & Cortez, L.L.P. as the
            Company's independent public accountants for fiscal 2007; and

      3.    To act upon any other  matter  that may  properly  come  before  the
            Annual Meeting or any adjournment thereof. The Board of Directors of the  Company  is  presently  unaware  of any  other  business  to be presented to a vote of the stockholders at the Annual Meeting or any adjournment or postponement thereof.

      The Board of  Directors  of the Company has fixed the close of business on
April  23,  2007  as  the  record  date  (the  "Record  Date")  for  determining stockholders entitled to notice of and to vote at the Annual Meeting. A complete list  of the  stockholders  entitled  to  vote  at the  Annual  Meeting  will be maintained  and available for  inspection at the Company's  principal  executive offices at 200 Crescent Court, Suite 1400,  Dallas,  Texas 75201 during ordinary business  hours for a period of ten (10) days prior to the Annual  Meeting.  The list will be open for the examination by any stockholder for any purpose germane to the Annual  Meeting  during this time.  The list will be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL  MEETING.  WE URGE
YOU TO  PROMPTLY  SIGN,  DATE AND  RETURN  THE  ENCLOSED  PROXY IN THE  ENCLOSED
ENVELOPE.

ANY  STOCKHOLDER  GIVING A PROXY MAY  REVOKE IT AT ANY TIME  BEFORE THE PROXY IS
VOTED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY
SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN
PERSON.

                                    By Order of the Board of Directors

                                    /s/ Steven J. Pully
                                    -----------------------------------
                                    Steven J. Pully
                                    CHIEF EXECUTIVE OFFICER

Dated: April 30, 2007

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING,  YOU ARE URGED TO
SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

                                        2

                        NEW CENTURY EQUITY HOLDINGS CORP.
                         200 CRESCENT COURT, SUITE 1400
                               DALLAS, TEXAS 75201

                    ----------------------------------------

                                 PROXY STATEMENT

                    -----------------------------------------

                                  INTRODUCTION

      This Proxy Statement is being provided to the  stockholders of New Century
Equity Holdings  Corp., a Delaware  corporation  (the "Company",  "we," "our" or
"us"), in connection with the  solicitation of proxies by the Board of Directors for use at the 2007 Annual Meeting of Stockholders  or any  adjournment  thereof
(the "Annual Meeting") to be held on June 6, 2007, at 10:00 a.m., local time, at the Company's offices located at 200 Crescent Court, Suite 1400, Dallas,  Texas, or at any adjournment or postponement thereof, for the purposes set forth in the foregoing  Notice of Annual Meeting of Stockholders.  Properly  executed proxies received in time for the Annual Meeting will be voted.

      At the  Annual  Meeting,  stockholders  will be  asked to act upon (i) the election  of one (1)  director  to  serve  until  the  2009  Annual  Meeting  of
Stockholders  and until his successor has been elected and qualified and two (2)
directors to serve until the 2010 Annual Meeting of Stockholders and until their respective successors have been elected and qualified,  (ii) the ratification of the  appointment of Burton McCumber & Cortez,  L.L.P. as our independent  public accountants  for fiscal 2007 and (iii) any other matter that may  properly  come before the Annual  Meeting  or any  adjournment  or  postponement  thereof.  The mailing  address of the Company's  principal  executive  offices is 200 Crescent
Court, Suite 1400, Dallas, Texas 75201.

      THE ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED  DECEMBER  31,  2006 IS
BEING FURNISHED WITH THIS PROXY STATEMENT AND PROXY CARD, WHICH ARE BEING MAILED
ON OR ABOUT MAY 1, 2007 TO THE HOLDERS OF RECORD OF SHARES OF COMMON STOCK, $.01
PAR VALUE, OF THE COMPANY (THE "COMMON  STOCK"),  ON THE RECORD DATE (AS DEFINED
BELOW).  THE ANNUAL REPORT ON FORM 10-K DOES NOT CONSTITUTE A PART OF THIS PROXY
STATEMENT.

                        RECORD DATE AND VOTING SECURITIES

      The  securities  of the  Company  entitled  to vote at the Annual  Meeting consist of shares of Common  Stock.  At the close of business on April 23, 2007, the record date for determining  stockholders  entitled to notice of and to vote at the Annual Meeting (the "Record  Date"),  there were  53,883,872  outstanding shares of Common Stock.

                         QUORUM AND VOTING REQUIREMENTS

      A majority of the  outstanding  shares of Common Stock entitled to vote as of the  Record  Date must be present  in person or  represented  by proxy at the
Annual Meeting in order to hold the meeting and conduct business.  This presence is called a quorum. Your shares will be counted as present at the Annual Meeting if you are  present  and vote in person  at the  Annual  Meeting  or if you have properly  submitted a proxy card.  Abstentions and broker  non-votes  (which are described  below) will be considered to be shares  present at the Annual Meeting for purposes of a quorum.

      The holders of record of Common Stock (the "Common  Stockholders")  on the
Record Date will be entitled to one (1) vote per share.

                        ABSTENTIONS AND BROKER NON-VOTES

      The effect of abstentions  (i.e., if you or your broker marks "ABSTAIN" on a proxy card) and broker non-votes on the counting of votes for each proposal is described  below.  Broker  non-votes  occur when  shares  held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1)
the broker does not receive voting  instructions  from the beneficial owner, and
(2) the broker  lacks  discretionary  authority  to vote the  shares.  Banks and brokers cannot vote on their clients'  behalf on  "non-routine"  proposals.  For purposes of determining broker non-votes, proposals (i) and (ii) described above are  considered  routine  proposals.  For the  purpose  of  determining  whether stockholders  have approved a matter,  abstentions are treated as shares present or  represented  and voting.  Broker  non-votes  are not counted or deemed to be present or represented for the purpose of determining whether  stockholders have approved a matter,  though they are counted  toward the  presence of a quorum as discussed above.

                                 REQUIRED VOTES

      The Common  Stockholders  are entitled to elect three (3) directors at the
Annual Meeting. A plurality of the total votes cast by the stockholders entitled to vote is required for the election of such  directors,  meaning that the three nominees  who receive the most votes will be  elected.  Holders of Common  Stock shall be entitled to one (1) vote per share on the  election of such  directors.
For  the  ratification  of the  appointment  of  the  public  accountants  to be approved,  the  favorable  vote of a majority of shares  present and entitled to vote thereon is required.  Abstentions  count for quorum  purposes and will have the same effect as a vote against the proposal to ratify the  appointment of the auditors.

                                VOTING OF PROXIES

      Stockholders  whose shares are  registered  in their own names may vote by mailing  a  completed  Proxy  Card.  To vote by  mailing  a Proxy  Card,  please complete,  date and sign the  accompanying  Proxy Card and promptly return it in the enclosed  envelope or otherwise  mail it to the Company.  Properly  executed
Proxy Cards received in time for the Annual Meeting will be voted.  Stockholders are  urged to  specify  their  choices  on the Proxy  Card,  but if no choice is specified,  eligible  shares  will be voted  FOR the  election  of the  director nominees  named  in  this  Proxy  Statement  and  FOR  the  ratification  of the appointment  of Burton  McCumber  & Cortez,  L.L.P.  as our  independent  public accountants for fiscal 2007. As of the date of this Proxy Statement,  management of the Company  knows of no other  matters that are likely to be brought  before the Annual  Meeting.  However,  if any other matters should properly come before the Annual  Meeting,  the  persons  named in the  enclosed  Proxy Card will have discretionary  authority to vote such Proxy Card in  accordance  with their best judgment on such matters.  Any  stockholder  giving a proxy may revoke it at any time before the proxy is voted by giving  written  notice of  revocation  to the
Secretary of the Company, by submitting a later-dated proxy, or by attending the
Annual Meeting and voting in person.

                        ATTENDANCE AT THE ANNUAL MEETING

      If your shares are held by a bank,  broker or other  intermediary  and you plan to attend the Annual  Meeting,  please  send  written  notification  to New
Century Equity Holdings Corp.,  200 Crescent Court,  Suite 1400,  Dallas,  Texas
75201 and enclose  evidence of your  ownership  (such as a letter from the bank, broker or  intermediary  confirming  your  ownership or a bank or brokerage firm account statement).  The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

                     RIGHTS OF FORMER PREFERRED STOCKHOLDERS

      Newcastle Partners, L.P. ("Newcastle") previously owned 4.8 million shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock"),  which it  acquired  from the  Company  for $5.0  million in June 2004 (the  "Newcastle
Transaction").  The  Certificate of Designations of the Series A Preferred Stock
provides  that,  so long as any  shares  of  Series  A  Preferred  Stock  remain outstanding,  among  other  things,  (1) the  Company's  Board of  Directors  is prohibited  from  exceeding  four  members,  and (2) the holders of the Series A
Preferred  Stock have the right to elect two directors to the Company's Board of
Directors.  Newcastle  converted all of the Series A Preferred Stock into Common
Stock on July 3, 2006 and accordingly no longer has any special voting rights or privileges  in respect of the election of directors to the Board of Directors or other matters that are subject to a vote of the Company's stockholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following  table sets forth certain  information  known to the Company with  respect to  beneficial  ownership  as of the Record Date of the  Company's voting  securities by (i) all persons who are beneficial  owners of five percent
(5%) or more of the  Company's  voting  securities,  (ii) each  director  of the
Company,  (iii)  the  Named  Executive  Officers,  and  (iv) all  directors  and executive officers as a group.

      As of the  Record  Date,  53,883,872  shares  of  the  Common  Stock  were outstanding.  For  purposes of this Proxy  Statement,  beneficial  ownership  is defined in  accordance  with the rules of the SEC. The persons  listed have sole voting power and sole dispositive  power with respect to all shares set forth in the table  unless  otherwise  specified in the  footnotes  to the table.  Unless otherwise indicated, the address of each beneficial owner listed in the table is
c/o New Century Equity Holdings Corp., 200 Crescent Court,  Suite 1400,  Dallas,
Texas 75201.

      Information  with  respect to  beneficial  ownership  of the  persons  and entities named in the table below is based upon information furnished by them to the Company or contained in filings made with the SEC.

                                                  Common Stock
                                         ---------------------------
      Name of Beneficial Owner              Shares             %(1)
------------------------------------     -------------         -----

5% SECURITY HOLDERS

Newcastle Partners, L.P.                 19,380,768(2)         36.0%

NAMED EXECUTIVE OFFICERS AND
DIRECTORS

Mark E. Schwarz                          19,480,768(3)         36.1%

Steven J. Pully                             150,000(4)          *

John Murray                                  50,000(5)          *

James Risher                                 90,000(6)          *
1900 Eastwood Road, Suite 11
Wilmington, NC  28403

Jonathan Bren                                     0             0%
767 5th Avenue, 23rd Floor
New York, NY 10153

All directors and executive officers
as a group (five persons)                19,770,768(7)         36.4%

-------------------------
*     Less than 1%

(1)   Percentage  ownership  is based  on  53,883,872  shares  of  Common  Stock outstanding  as of the Record Date.  With the exception of shares that may be acquired by employees pursuant to the Company's 401(k) retirement plan, a person is deemed to be the beneficial  owner of Common Stock that can be acquired  within 60 days after the Record  Date upon  exercise of options.
      Each beneficial owner's percentage ownership of Common Stock is determined by assuming that options that are held by such person,  but not those held by any other person,  and that are  exercisable or  convertible  within 60 days of the Record Date have been exercised or converted.

(2)   Represents  securities  held by Newcastle as disclosed in a Schedule 13D/A filed by Newcastle  with the SEC on April 10, 2006,  including  19,230,768 shares of Common Stock issued by the Company upon  conversion of 4,807,692 shares of Series A Convertible  Preferred Stock on July 3, 2006. Newcastle
      Capital Management,  L.P. ("Newcastle  Management") as the general partner
      of  Newcastle,   may  be  deemed  to   beneficially   own  the  securities
      beneficially   owned  by  Newcastle.   Newcastle  Capital  Group,   L.L.C.
      ("Newcastle  Capital"),  as the general  partner of Newcastle  Management, which in turn is the  general  partner  of  Newcastle,  may be  deemed  to beneficially own the securities  beneficially owned by Newcastle.  Mark E.
      Schwarz, as the managing member of Newcastle Capital,  the general partner of  Newcastle  Management,  which  in  turn  is  the  general  partner  of
      Newcastle,   may  also  be  deemed  to  beneficially  own  the  securities beneficially owned by Newcastle.  Each of Newcastle Management,  Newcastle
      Capital and Mr. Schwarz disclaims  beneficial  ownership of the securities beneficially  owned by Newcastle  except to the extent of their  pecuniary interest therein.

(3)   Consists of 100,000  shares of Common Stock  issuable upon the exercise of options  within 60 days of the Record  Date and the  19,380,768  shares of
      Common Stock beneficially owned by Newcastle of which Mr. Schwarz may also be deemed to  beneficially  own by virtue of his power to vote and dispose of  such  shares.  Mr.  Schwarz  disclaims  beneficial  ownership  of  the
      19,380,768 shares of Common Stock  beneficially  owned by Newcastle except to the extent of his pecuniary interest therein.

(4)   Consists of shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date. Mr. Pully is the President of Newcastle
      Management.  Mr. Pully  disclaims  beneficial  ownership of the 19,380,768 shares of Common Stock beneficially owned by Newcastle.

(5)   Consists of shares of Common Stock  issuable  upon the exercise of options within 60 days of the  Record  Date.  Mr.  Murray  is the Chief  Financial
      Officer of Newcastle Management. Mr. Murray disclaims beneficial ownership of the 19,380,768 shares of Common Stock beneficially owned by Newcastle.

(6)   Consists of shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(7)   Consists of securities  beneficially  owned by the directors and executive officers named in the security ownership table.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      There are currently  four (4) directors  serving on the Board of Directors consisting  of (i) Mark E. Schwarz and Steven J. Pully,  representatives  of the former  holder of the  Series A  Preferred  Stock,  and (ii)  James  Risher  and
Jonathan Bren, both independent directors.

      The Amended and Restated  Certificate of Incorporation of the Company (the
"Charter") and the Amended and Restated  By-Laws of the Company (the  "By-Laws")
provide that the  directors,  other than those who may be elected by the holders of any class or series of stock having a preference  over the Common Stock as to dividends or upon liquidation, shall be classified into three classes, as nearly equal in number as possible, serving staggered three-year terms. The Certificate of  Designations  of the Series A  Preferred  Stock  provided  holders  with the contractual  right to elect two directors to annual terms and limited the number of directors serving on the Board of Directors to a maximum of four.

      As a result of the  conversion  of all the  shares  of Series A  Preferred
Stock by  Newcastle  into  Common  Stock on July 3, 2006,  the term of office of
Messrs.  Schwarz and Pully expires at the Annual Meeting. As a Class I director,
Mr. Bren's term expires at the Annual Meeting. Mr. Risher is a Class II director whose term  expires at the 2008  Annual  Meeting of  Stockholders  and until his successor shall be duly elected and qualified.

      In order to comply with the  requirement  in the Charter and By-Laws  that the  directors  be  classified  into three  classes as nearly equal in number as possible,  the Board of  Directors  has  nominated  (i) Mr. Pully as a Class III director  who,  if elected,  shall serve for a term  expiring at the 2009 Annual
Meeting  of  Stockholders  and until his  successor  has been duly  elected  and qualified  and  (ii)  Messrs.  Schwarz  and Bren as Class I  directors  who,  if elected,  shall  serve  for a  term  expiring  at the  2010  Annual  Meeting  of
Stockholders and until their respective  successors shall have been duly elected and qualified.

      Unless otherwise  specified,  all of the Proxies received will be voted in favor of the  election of Messrs.  Schwarz,  Pully and Bren.  Management  has no
reason to believe that any of the director  nominees will be unable or unwilling to serve as directors,  if elected. Should any of Messrs. Schwarz, Pully or Bren not remain a  candidate  for  election  at the date of the Annual  Meeting,  the
Proxies may be voted for a substitute  nominee or nominees selected by the Board of Directors.

     NOMINEES FOR ELECTION BY THE COMMON STOCKHOLDERS AT THE ANNUAL MEETING

                                             Position with         Director
        Name           Age     Class            Company              Since
        ----           ---     -----            -------              -----

Mark E. Schwarz         46       I       Chairman of the Board     June 2004
Steven J. Pully         47      III         Director, Chief        June 2004
                                         Executive Officer and
                                               Secretary
Jonathan Bren           46       I             Director            June 2005

There  are no  family  relationships  between  any two  directors  or  executive officers.

      MARK E.  SCHWARZ has served as Chairman of the Board of the Company  since
June 18,  2004 as a result of the  Newcastle  Transaction.  He has served as the general partner, directly or through entities which he controls, of Newcastle, a private  investment  firm, since 1993. Mr. Schwarz has served as Chairman of the
Board of Hallmark  Financial  Services,  Inc., a property and casualty insurance company,  since  October 2001 and was its Chief  Executive  Officer from January
2003 to August  2006.  He  currently  serves as  Chairman  of the Boards of Bell
Industries,  Inc.,  a  computer  systems  integrator,  and Pizza  Inn,  Inc.,  a franchisor  and  food and  supply  distributor,  and a  director  of (i)  Nashua
Corporation,  a specialty paper,  label and printing  supplies  manufacturer and
(ii) SL Industries, Inc., a power and data quality products manufacturer.

      STEVEN J. PULLY has served as a  director,  Chief  Executive  Officer  and
Secretary  of the  Company  since  June 18,  2004 as a result  of the  Newcastle
Transaction.  Mr. Pully has served as the President of Newcastle Management, the general  partner of Newcastle,  since  January 2003 and has been with  Newcastle since  December  2001.  From 2003 to 2004,  he also  served  as Chief  Executive
Officer of privately-held  Pinnacle Frames and Accents, Inc., a domestic picture frame manufacturer.  Prior to joining Newcastle  Management,  from 2000 to 2001,
Mr. Pully served as a managing director in the investment  banking department of
Banc of America  Securities,  Inc.  and from 1997 to 2000 he was a member of the investment  banking department of Bear Stearns where he became a senior managing director in 1999.  Mr. Pully is a director of Pizza Inn,  Inc., a franchisor and operator of pizza restaurants. Mr. Pully is a CPA, a member of the Texas Bar and is also a CFA charterholder.

      JONATHAN  BREN  serves as the Global  Managing  Partner  of Bren  Ventures
L.L.C., an entity he formed in January of 2005 to make strategic  investments in early stage hedge fund managers. From July 1998 to December 2004, Mr. Bren was a partner of Hunt Financial  Ventures,  L.P., which made strategic  investments in early stage and emerging  hedge fund  managers and also made direct  investments into other hedge fund operations. He also served as President of HFV Investments
Inc., a broker dealer affiliated with Hunt Financial  Ventures,  L.P. During the fifteen years prior to joining Hunt  Financial  Ventures,  L.P., Mr. Bren worked for a series  of asset  management,  investment  banking  and  merchant  banking organizations.

       DIRECTOR WITH TERM EXPIRING AT 2008 ANNUAL MEETING OF STOCKHOLDERS:

                                             Position with         Director
        Name           Age     Class            Company              Since
        ----           ---     -----            -------              -----

James A. Risher         64       II            Director            June 2004

      JAMES A. RISHER has served as a director of the  Company  since  October
2004.  Mr.  Risher  has been the  Managing  Partner  of Lumina  Group,  LLC, a private  company  engaged in the business of consulting and investing in small and  mid-size  companies,  since  1998.  Mr.  Risher  has  served as the Chief
Executive Officer and president of Del Global  Technologies  Corporation ("Del
Global"),  a leader in medical imaging and power electronics,  since September
2006. Mr. Risher was appointed  interim Chief Executive  Officer of Del Global in August  2006.  In  addition,  Mr.  Risher has  served as a director  of Del
Global since June 2004.  From February 2001 to May 2002,  Mr. Risher served as
Chairman   and  Chief   Executive   Officer  of   BlueStar   Battery   Systems
International,  Inc.  ("BlueStar"),  a  Canadian  public  company  that  is an
e-commerce  distributor  of  electrical  and  electronic  products to selected automotive  aftermarket  segments and targeted industrial  markets.  From 1986 to 1998,  Mr.  Risher  served  as a  director,  Chief  Executive  Officer  and
President of Exide Electronics Group, Inc.  ("Exide"),  a global leader in the uninterruptible  power  supply  industry.  He also served as Chairman of Exide from December 1997 to July 1998. Mr. Risher  currently serves as a director of
SL Industries, Inc., a power and data quality products manufacturer.

REQUIRED VOTE

      A  plurality  of the  votes  cast  is  required  for the  election  of the
Company's directors.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                  THE ELECTION OF EACH OF THE DIRECTOR NOMINEES

                                   PROPOSAL II

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board has selected  Burton  McCumber & Cortez,  L.L.P. to serve as the
Company's independent public accountants.  Although it is not required to do so, the Board is submitting to stockholders for ratification the selection of Burton
McCumber & Cortez,  L.L.P. as the Company's  independent  public accountants for the year ending December 31, 2007. Such  ratification of the selection of Burton
McCumber & Cortez,  L.L.P. will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote thereon and  represented at the Annual Meeting. A representative of Burton McCumber & Cortez, L.L.P. will not be present at the Annual Meeting.

      Aggregate fees for professional services rendered to the Company by Burton
McCumber & Cortez, L.L.P. for the years ended December 31, 2006 and December 31,
2005 were as follows:

                                              2006      2005
                                            -------    -------
Audit ..................................    $96,672    $87,996
Audit Related ..........................          0          0
Tax ....................................          0          0
Other ..................................          0          0
                                            =======    =======
  Total ................................    $96,672    $87,996

      AUDIT FEES

      The  aggregate  fees  billed  by Burton  McCumber  &  Cortez,  L.L.P.  for professional  services  required for the audit of the Company's annual financial statements  on Form 10-K and the  review  of the  interim  financial  statements included in the  Company's  Forms 10-Q were $96,672 and $87,996 for fiscal years
2006 and 2005, respectively.

      AUDIT-RELATED FEES

      The Company  did not engage or pay Burton  McCumber & Cortez,  L.L.P.  for assurance and related  services  related to the  performance of the audit of the
Company's  annual  financial  statements or the review of the interim  financial statements included in the Company's Forms 10-Q for fiscal years 2006 and 2005.

      TAX FEES

      The Company  did not engage or pay Burton  McCumber & Cortez,  L.L.P.  for professional services relating to tax compliance,  tax advice or tax planning in fiscal years 2006 and 2005.

      ALL OTHER FEES

      The Company  did not engage or pay Burton  McCumber & Cortez,  L.L.P.  for additional  services,  other than the services  described above, in fiscal years
2006 and 2005.

PRE-APPROVAL POLICIES AND PROCEDURES

      All  audit  and  non-audit  services  to be  performed  by  the  Company's independent  auditors  must be  approved  in  advance  by the  Audit  Committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest  services,  may be approved by one or more members of the Audit
Committee pursuant to authority delegated by the Audit Committee,  provided each such  approved  service  is  reported  to the full Audit  Committee  at its next meeting.

      All of the  engagements  and  fees for the  Company's  fiscal  year  ended
December 31, 2006 were approved by the Audit  Committee.  In connection with the audit of the Company's  financial  statements for the fiscal year ended December
31,  2006,  Burton  McCumber & Cortez,  L.L.P.  only used  full-time,  permanent employees.

      The  Audit  Committee  has  considered  whether  the  provision  by Burton
McCumber & Cortez,  L.L.P.  of the  services  covered by the fees other than the audit fees is compatible with  maintaining  Burton  McCumber & Cortez,  L.L.P.'s independence and believes that it is compatible.

REQUIRED VOTE

      The approval of the proposal to ratify the  appointment of Burton McCumber
& Cortez, L.L.P. requires the affirmative vote of a majority of the votes cast.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
   APPOINTMENT OF BURTON MCCUMBER & CORTEZ, L.L.P. FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2007

                              CORPORATE GOVERNANCE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company is managed under the direction of its Board of
Directors.  The Board of Directors  held one special  meeting and took action on three occasions by unanimous  written consent during 2006. Each of the directors of the Company  attended at least 75% of the  aggregate  of the total  number of meetings of the Board of Directors (held during the period for which he has been a director) and the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served) during 2006.
Each director is expected to make  reasonable  efforts to attend meetings of the
Board of Directors, meeting of the committees of which such director is a member and the Annual  Meetings of  Stockholders.  Two of the Company's  directors were present at the previous Annual Meeting of  Stockholders.  The Board of Directors
currently has an Audit Committee and a Compensation  Committee but does not have a  Nominating  Committee.  It is the  intention  of the  Board of  Directors  to establish a Nominating  Committee,  consisting solely of independent  directors.
The Board of Directors also had a Special Litigation Committee that investigated claims  by an  alleged  stockholder  described  in more  detail  in the  section entitled "Legal  Proceedings." The Special Litigation Committee was dissolved on
June 23, 2006 upon the settlement of the claims.

AUDIT COMMITTEE

      The Audit Committee is currently  comprised of James Risher, who is not an employee of the Company or any of its subsidiaries.  The Audit Committee is only comprised of one director  although the Charter of the Audit Committee  provides that at least three directors shall serve as members of the Audit Committee. The
Audit   Committee   meets  with  the   independent   auditors   and   management
representatives, recommends to the Board of Directors appointment of independent auditors, approves the scope of audits and other services to be performed by the independent  auditors,  considers  whether the  performance of any  professional services by the auditors  other than services  provided in  connection  with the audit  function  could impair the  independence  of the auditors and reviews the results of audits and the accounting  principles applied in financial  reporting
and  financial  and  operational   controls.   The  independent   auditors  have
unrestricted  access  to the  Audit  Committee  and  vice  versa.  The  Board of
Directors  has  determined  that James  Risher  satisfies  the "audit  committee financial expert" criteria established by the SEC. The Audit Committee held four meetings  during the fiscal year ended  December  31,  2006.  James Risher is an independent director, as independence is defined in Rule 4200(a)(15) of the NASD listing  standards.  The Board of Directors has adopted a written Charter of the
Audit  Committee  which is attached as  Appendix A to the  Company's  definitive proxy  statement on Schedule 14A filed with the SEC on May 2, 2005.  The Charter of the Audit Committee is not available in the Company's website.

COMPENSATION COMMITTEE

      The  Compensation  Committee is comprised of Jonathan  Bren, who is not an employee of the Company or any of its  subsidiaries.  Mr. Bren is an independent director,  as  independence  is defined in Rule  4200(a)(15) of the NASD listing standards. The Compensation Committee's functions include making recommendations

                                       10

to the Board of Directors on policies and  procedures  relating to  compensation and employee  stock and other  benefit plans of key  executives  and approval of individual salary adjustments and stock awards.  The Compensation  Committee did not meet during fiscal year ended December 31, 2006. The Compensation  Committee does not have a charter.

CODE OF CONDUCT AND ETHICS

      The Company has  adopted a code of conduct  and ethics (the  "Code")  that applies  to all  directors,  officers  and  employees.  The  Code is  reasonably designed  to deter  wrongdoing  and  promote  (i)  honest and  ethical  conduct, including  the  ethical  handling of actual or  apparent  conflicts  of interest between personal and  professional  relationships,  (ii) full,  fair,  accurate, timely and  understandable  disclosure in reports and  documents  filed with, or submitted  to, the SEC and in other public  communications  made by the Company,
(iii) compliance with applicable governmental laws, rules and regulations,  (iv)
the prompt internal  reporting of violations of the Code to appropriate  persons identified  in the  Code,  and (v)  accountability  for  adherence  to the Code.
Amendments  to the Code and any grant of a waiver from a  provision  of the Code requiring  disclosure  under applicable SEC rules will be disclosed in a Current
Report on Form 8-K.  The Code is filed as Exhibit 14.1 to the  Company's  Annual
Report on Form 10-K for the fiscal year ended December 31, 2003.

NOMINATION OF DIRECTORS

      Currently,  the Board of Directors  does not have a Nominating  Committee.
The  independent  directors  of the Board serve such  function  of a  nomination committee and the Board of Directors may formalize their  designation as such in the future.  While the Company  also at the current time does not have a charter governing  the  nomination  of directors  and the Company does not have policies with regard to consideration of director candidates recommended by the Company's stockholders,  it is the  Board  of  Directors'  intention  to  adopt a  charter outlining the qualifications for director  candidates,  as well as policies with regard to  consideration  of  director  candidates  by the  stockholders  of the
Company.  Provided that director  candidates meet the delineated  qualifications and the nominations are submittted timely pursuant to the Company's Bylaws.  The
Board of  Directors  does not  anticipate  that the  Nomination  Committee  will differentiate evaluating nominees for directors based on their source.

      The independent  directors of the Board of Directors identify  prospective candidates  to serve as  directors  by  reviewing  candidates'  credentials  and qualifications,  and interviewing prospective candidates before submitting their respective names to the Board of Directors. Each of the independent directors of the Board of Directors that serve the function of the Nominating  Committee meet the criteria for being  "independent"  set forth under  Section  4200(a)(15)  of
Nasdaq's listing standards.

      The   independent   directors   of  the   Board  of   Directors   consider
recommendations for director nominees from a wide variety of sources,  including members  of the  Company's  Board of  Directors,  business  contacts,  community leaders,  other third-party  sources and members of management.  The independent directors of the Board of Directors also consider stockholders'  recommendations for  director  nominees  that  are  properly  received  in  accordance  with the procedures for contacting directors described in this Proxy Statement.

                                       11

      The Board of Directors  believes that all of its directors should have the highest  personal  integrity  and  have a  record  of  exceptional  ability  and judgment. The Board of Directors also believes that its directors should ideally reflect  a mix  of  experience  and  other  qualifications.  There  is  no  firm requirement of minimum  qualifications  or skills that  candidates must possess.
The independent directors of the Board of Directors evaluate director candidates based on a number of  qualifications,  including their  independence,  judgment, leadership  ability,  expertise  in  the  industry,  experience  developing  and analyzing business strategies,  financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

      The independent  directors of the Board of Directors  initially evaluate a prospective  nominee  on the basis of his or her  resume  and  other  background information  that  has  been  made  available  to the  Board  of  Directors.  An independent  director of the Board of Directors  will contact for further review and interview  those  candidates who the  independent  directors of the Board of
Directors  believe are qualified,  who may fulfill a specific Board of Directors need and who would otherwise best make a contribution to the Board of Directors.
If,  after  further  discussions  with  the  candidate,  and  other  review  and consideration as necessary,  the independent directors of the Board of Directors believe that they have  identified  a qualified  candidate,  they will  consider nominating the candidate for election as a director.

DIRECTOR INDEPENDENCE

      Annually,  as well as in connection  with the election or appointment of a new  director  to the  Board of  Directors,  the  Company's  Board of  Directors
considers  the  business  and  charitable  relationships  between  it  and  each non-employee  director to determine  compliance with the NASD listing  standards for  independent  directors.  Based on that review,  the Board of Directors  has determined that Messrs.  Bren and Risher are independent  under Rule 4200(a)(15)
of the NASD listing standards.

OTHER EXECUTIVE OFFICERS

      In addition to Mr. Pully, the only other Executive  Officer of the Company is John Murray, whose biographical information is set forth below:

      JOHN  MURRAY  (Age 38) has  served as the Chief  Financial  Officer of the
Company  since June 18,  2004.  Mr.  Murray  has  served as the Chief  Financial
Officer of Newcastle Management, the general partner of Newcastle, since January
2003. From January 1998 until June 2001, Mr. Murray served as a partner at Speer
& Murray, Ltd., a Dallas-based accounting firm. From October 1991 until November
1995, Mr. Murray served as an accountant with Ernst & Young, LLP. Mr. Murray has been a Certified Public Accountant since January 1992.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended (the
"Exchange Act"),  requires that the Company's directors,  executive officers and persons  who own more than 10% of a  registered  class of the  Company's  equity securities file with the SEC initial reports of ownership and reports of changes in  ownership  of Common  Stock  and other  equity  securities  of the  Company.
Directors,  executive officers and greater than 10% stockholders are required by
SEC  regulations  to furnish the Company with copies of all Section  16(a) forms they file.

                                       12

      To the Company's knowledge,  based solely on a review of the copies of the
Section 16(a) reports furnished to the Company and written  representations that no other reports were required  during the fiscal year ended  December 31, 2006, there was compliance  with all Section 16(a) filing  requirements  applicable to its directors, executive officers and greater than 10% stockholders.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

      The Compensation  Committee consists of one independent director appointed by the Board of Directors. The Compensation Committee's functions include making recommendations to the Board of Directors on policies and procedures relating to compensation  and employee  stock and other benefit plans of key  executives and approval of individual  salary  adjustments and stock awards.  The  Compensation
Committee does not have a charter.  During fiscal year 2006, although there were two executive officers of the Company, Steven J. Pully and John Murray, only Mr.
Pully receives an annual salary from the Company.

      COMPENSATION PHILOSOPHY AND OBJECTIVE

      The  Company's  compensation  program is designed  to reward its  officers consistent  with an  individual's  performance  and  efforts  on  behalf  of the
Company.  The Company  recognizes  that its success  depends,  in large part, on leadership with the skills,  commitment and motivation necessary to successfully manage the Company and execute on its  business  plan of  identifying  strategic acquisitions that enhance shareholder value.

      Although the Company's  current  annual  compensation  program is narrowly focused - consisting  of a cash salary and 401K matching  contributions  for Mr.
Pully  -  the  Company  is in a  position  to  structure  a  more  comprehensive compensation  program  in the  future  as  circumstances  warrant.  The  Company recognizes the importance of maintaining  sound  principles for the  development and  administration  of  compensation  and benefit  programs.  The  Compensation
Committee  expects  that if and  when  the  Company  expands  its  business  and additional  individuals  are hired,  the Company  will  modify its  compensation program accordingly.

      DETERMINATION OF COMPENSATION AWARDS

      The  Compensation  Committee  is provided  with the primary  authority  to determine  and  recommend  to the Board of  Directors  the  compensation  awards available to the Company's executive officers.  Each named executive officer, in turn,  participates in an annual  performance review with the Board of Directors to provide input about their  contributions  to the  Company's  business for the period being  assessed.  Pursuant to the Settlement (as more fully  described in the  section  entitled  "Legal  Proceedings"),  the  Company  agreed to  certain limitation  on cash  compensation  of employees  other than Mr. Pully until such time as the Company acquires a revenue generating business. Mr. Murray continues to be eligible for equity grants and other benefits from the Company.

                                       13

      COMPENSATION BENCHMARKING AND PEER GROUP

      The Compensation Committee seeks to take into account input from the other independent  member  of the  Board of  Directors  and  publicly  available  data relating to the  compensation  practices and policies of other companies  within and  outside  the  Company's  industry.  The Company  benchmarks  its  executive compensation  against the median compensation (both at a total cash compensation level  and  long-term  incentive  level)  paid by peer  group  companies.  While benchmarking  may not always be  appropriate  as a stand-alone  tool for setting compensation  due to the aspects of the Company's  business and objectives  that may be  unique  to it,  the  Company  generally  believes  that  gathering  this information  is an important  part of its  compensation-related  decision-making process.

      The  Company   recognizes  that  to  attract,   retain  and  motivate  key
individuals,  such as the named executive officers,  the Compensation  Committee may determine  that it is in the  Company's  best  interests to negotiate  total compensation  packages with its executive  management  that may deviate from the general  principle of targeting  total  compensation at the median level for the peer group.  Actual pay for each named  executive  officer is determined  around this structure, driven by the performance of the executive over time, as well as the Company's annual performance.

      ELEMENTS OF COMPENSATION PROGRAM

      The Company's total current compensation program consists of the following elements:

    o Base salary;

    o Long-term equity grants; and

    o Retirement benefits.

      BASE SALARY.  The  Company's  goal is to establish a salary  sufficient to motivate and retain its  leadership.  Factors  considered  in  establishing  the salary level of Mr. Pully - the only salaried  employee of the Company - include a  review  of the  individual's  performance,  an  accounting  of the  Company's performance,  the scope of Mr.  Pully's  responsibility,  the  experience  level necessary  for his  position  and  certain  peer  group  executive  compensation information.  The  Company has access to  information  from  independent  salary surveys,  broken out by  position,  to assist in this  analysis.  The  foregoing factors will apply in the event that the Company  determines  it  necessary  and appropriate to pay other officers a base salary, including Mr. Murray.

      LONG-TERM EQUITY GRANTS. The Company believes that an officer's  ownership in the Company  aligns the officer's  interests  with the  Company's  interests.
Accordingly, the Company has in place the New Century Equity Holdings Corp. 1996
Employee  Comprehensive  Stock Plan (the "Employee Stock Plan"),  which provides
for  grants  of  incentive  stock  options,   non-qualified  stock  options  and
restricted  stock.  The  Employee  Stock  Plan  grants  broad  authority  to the
Compensation  Committee to grant options or award restricted shares to full-time employees and officers of the Company and its  subsidiaries  (a total of two (2)
eligible  individuals  at December 31, 2006),  to determine the number of shares

                                       14

subject to options or awards and to  provide  for the  appropriate  periods  and methods of exercise and requirements regarding the vesting of options and awards of  restricted  shares.  The  purpose  of the Plan is to  encourage  and  enable employees of the Company to hold a personal  financial  interest in the Company, to incentivize the Company's  success,  and to promote the continued  service of employees.  Options  are issued to the  employees  for a term of ten years.  The
Company does not  necessarily  make equity grants on an annual basis if existing holdings  of  officers  are  viewed as  satisfactorily  aligning  the  officer's interests with the Company's  interests,  and  accordingly did not make any long term equity grants in the year ended December 31, 2006.

      RETIREMENT BENEFITS.  The Company's primary retirement benefit consists of participation  in the New Century Equity Holdings Corp.  401(k)  Retirement Plan
(the "401(k) Retirement  Plan").  Participation in the 401(k) Retirement Plan is
available  to  employees  of the  Company  who are 21  years of age and who have completed six months of service during which they worked at least 500 hours. The
401K  Retirement  Plan  provides that  participants  may make  voluntary  salary deferral contributions,  on a pre-tax basis, of between 1% and 15% of their base compensation in the form of voluntary payroll  deductions up to a maximum amount as indexed  for  cost-of-living  adjustments.  The Company may from time to time make  additional  discretionary  contributions  at the  sole  discretion  of the
Company's  Board of  Directors.  The  discretionary  contributions,  if any, are allocated to participants'  accounts based on a discretionary  percentage of the participants' respective salary deferrals.

SUMMARY COMPENSATION TABLE

      The  Summary  Compensation  Table and  following  table  show the cash and non-cash  compensation  awarded to or earned by our  executive  officers for the last three fiscal years. Other than the individuals named below, we did not have any other executive  officers during fiscal year 2006. Columns have been omitted from the table when there has been no compensation awarded to, earned by or paid to any of the executive officers required to be reported in that column.

                                                                           All Other
      Name and                                            Option          Compensation
 Principal Position     Year   Salary ($)   Bonus ($)   Awards ($)(1)         ($)         Total ($)
 ------------------     ----   ----------   ---------   -------------     -------------   ---------

Steven J. Pully         2006    $150,000       --            --           $  7,500(2)     $157,500
Chief                   2005    $150,000                     --           $  7,500(2)     $157,500
Executive Officer       2004    $ 81,346                 $ 38,145         $  3,229(2)     $122,720

John Murray             2006        --         --            --               --              --
Chief                   2005        --         --            --               --              --
Financial Officer       2004        --         --        $ 12,715             --          $ 12,175

(1)   The  methodology  and  assumptions  used in the  valuation of stock option awards are included in Note 9 to the Company's financial  statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

                                       15

(2)   Represents  401(k)  Retirement  Plan  contributions  made on behalf of Mr.
Pully.

GRANTS OF PLAN BASED AWARDS TABLE

      There were no grants of equity  and  non-equity  plan-based  awards to the
Company's executive officers during the year ended December 31, 2006.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

      EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

      All of our  employees  are  employed  at will and do not have  employment, severance or change in control agreements.

      Mr. Murray does not receive  salary  compensation  at the current time for his  day-to-day  services to the Company.  Pursuant to the  Settlement  (as more fully described under the section  entitled  "Legal  Proceedings"),  the Company agreed to certain  limitations on cash  compensation of employees other than Mr.
Pully until such time as the Company acquires a revenue generating business.  In addition,  Mr.  Murray  continues  to be  eligible  for equity  grants and other benefits from the Company.

      POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

      The Company has no plans or other  arrangements in respect of remuneration received or that may be received by our executive  officers to  compensate  such officers in the event of termination of employment (as a result of  resignation, retirement or change in control) or other events following a change in control.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

      The following table shows the unexercised stock options held at the end of fiscal year 2006 by the  executive  officers  named in the Summary  Compensation
Table.  Columns have been omitted from the table where there are no  outstanding equity awards required to be reported in that column.

                                                                   Option Awards
                            -------------------------------------------------------------------------------------------

                              Number of Securities     Number of Securities
                            Unexercised  Underlying    Underlying Unexercised           Option              Option
     Name                   Options (#) Exercisable   Options (#) Unexercisable    Exercise Price ($)   Expiration Date
     ----                   -----------------------   -------------------------    ------------------   ---------------

Steven J. Pully                     100,000                  50,000(1)                 $   .28              6-18-14
Chief
Executive Officer

John Murray                          33,333                  16,667(2)                 $   .28              6-18-14
Chief
Financial Officer

(1) Option grants become exercisable on June 18, 2007.

(2) Option grants become exercisable on June 18, 2007.

                                       16

EQUITY COMPENSATION PLAN INFORMATION

-------------------------------------------------------------------------------
Plan Category              Number of       Weighted     Number of securities
                         securities to     average       remaining available
                        be issued upon     exercise      for future issuance
                          exercise of      price of         under equity
                          outstanding    outstanding     compensation plans
                           options,        options,     (excluding securities
                         warrants and    warrants and    reflected in column
                            rights          rights              (A))

                              (A)            (B)                (C)
-------------------------------------------------------------------------------
Equity compensation         975,000       $   4.30             13,583,802
plans approved by
security holders
-------------------------------------------------------------------------------
Equity compensation               0           N/A                   N/A
plans not approved by
security holders
-------------------------------------------------------------------------------
Total                       975,000       $   4.30             13,583,802
-------------------------------------------------------------------------------

OPTION EXERCISES AND STOCK VESTED TABLE

      There were no option  exercises during the year ended December 31, 2006 by any  of  the  executive  officers  named  in  the  Summary  Compensation  Table.
Additionally,  no stock awards were issued or outstanding  during the year ended
December 31, 2006.

PENSION BENEFITS TABLE

      The Company  does not  provide  pension  benefits to any of its  executive officers.

NONQUALIFIED DEFERRED COMPENSATION TABLE

      The Company does not provide non-qualified deferred compensation to any of its executive officers.

COMPENSATION OF DIRECTORS

      A total of 1,300,000  shares of Common Stock are subject to the  Company's
1996 Non-Employee  Director Plan (the "Director Plan"). In November of 2002, the
Board of Directors revised the Director Plan to reflect the following (effective with the Board of Directors  meetings held in 2003): each non-employee  director of the Company will be entitled to annual compensation  consisting of $28,000 or stock options to purchase  100,000  shares of Common Stock.  As an  alternative, each non-employee director may elect a combination of stock and options. For the fiscal year 2006, Mr.  Schwarz,  Mr. Risher and Mr. Bren each elected to receive their annual compensation all in cash.

      Compensation  for services  performed  during fiscal year 2006 is shown in the table below. For each quarterly Board meeting not attended by a non-employee director,  twenty-five  percent (25%) of such annual compensation (both cash and stock options) will be forfeited.

                                       17

                     Fees Earned                   All Other
                      or Paid in      Option     Compensation
Name                   Cash ($)     Awards ($)        ($)        Total ($)
----                 -----------    ----------   ------------    --------
Mark E. Schwarz        $28,000           0             0         $28,000
Steven J. Pully        $     0           0             0         $     0
Jonathan Bren          $28,000           0             0         $28,000
James A. Risher        $28,000           0             0         $28,000

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Jonathan Bren was the sole member of the Compensation Committee during the fiscal  year  ended  December  31,  2006.  There are no  compensation  committee interlocks as such term is defined in the Exchange Act.

COMPENSATION COMMITTEE REPORT

       The Compensation Committee has reviewed and discussed with management the
Compensation  Discussion and Analysis required by Item 402(b) of Regulation S-K, and based on the review and discussion,  the Compensation  Committee recommended to the Board of  Directors  that the  Compensation  Discussion  and  Analysis be included in this Proxy Statement.

                                Compensation Committee of the Board of Directors
                                Jonathan Bren

THE ABOVE REPORT OF THE COMPENSATION  COMMITTEE SHALL NOT BE DEEMED INCORPORATED
BY  REFERENCE BY ANY GENERAL  STATEMENT  INCORPORATING  BY REFERENCE  THIS PROXY
STATEMENT  INTO ANY FILING  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED (THE
"SECURITIES   ACT"),  OR  THE  EXCHANGE  ACT,  EXCEPT  TO  THE  EXTENT  THAT  WE
SPECIFICALLY  INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE
BE DEEMED FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

                             AUDIT COMMITTEE REPORT

      GENERAL

      The Audit Committee  currently consists of one director who is independent as defined  in the  listing  standards  of Nasdaq.  A brief  description  of the responsibilities  of the Audit  Committee  is set forth  above under the heading
"CORPORATE GOVERNANCE - Audit Committee."

      The Audit  Committee  has reviewed and  discussed  the  Company's  audited financial statements for the year ended December 31, 2006 with management of the
Company.  The Audit  Committee  has  discussed  with  Burton  McCumber & Cortez,
L.L.P.,  the Company's  independent  accountants for the year ended December 31,
2006, the matters  required to be discussed by the Statement on Audit  Standards
No.  61,  as  amended.  The  Audit  Committee  has  also  received  the  written disclosures  and the letter from Burton  McCumber & Cortez,  L.L.P.  required by
Independence  Standards Board Standard No. 1 (Independent Standards Board No. 1,
Independence  Discussions with Audit Committees),  and has discussed with Burton
McCumber & Cortez, L.L.P. its independence.

                                       18

      Based on the  review  and the  discussions  referred  to above,  the Audit
Committee  recommended  to the Board of  Directors  that the  Company's  audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

      During the year ended December 31, 2006, the Audit  Committee  approved in advance any and all audit  services,  including  the audit  engagement  fees and terms,  and  non-audit  services  provided  to the  Company  by its  independent auditors (subject to the de minimus exception for non-audit  services  contained in Section  10A(i)(1)(B) of the Exchange Act). The independent  auditors and the
Company's  management are required to periodically report to the Audit Committee the  extent  of  services  provided  by the  independent  auditors  and the fees associated with these services.

      The Audit  Committee  has  forwarded  this report on its  activities  with respect to its  oversight  responsibilities  during the year ended  December 31,
2006. The report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the  liabilities of Section 18 of the  Exchange  Act,  and the  report  shall  not be  deemed  incorporated  by reference  into  any  prior  or  subsequent  filing  by the  Company  under  the
Securities  Act or the  Exchange  Act,  except to the  extent  that the  Company specifically incorporates it by reference to such filing.

                                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    JAMES RISHER

                                       19

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Board of  Directors  of the  Company  reviews  all  relationships  and transactions  in which the Company and our directors  and executive  officers or their  immediate  family  members are  participants  to  determine  whether such persons have a direct or indirect material  interest.  The Board of Directors is primarily  responsible for the development and  implementation  of processes and controls to obtain  information  from the directors and executive  officers with respect to related person  transactions and for then  determining,  based on the facts and circumstances, whether the Company or a related person has a direct or indirect  material  interest in the  transaction.  As required  under SEC rules, transactions  that are  determined to be directly or indirectly  material to the
Company or a related person are disclosed in the Company's proxy  statement.  In addition,  the Audit  Committee  reviews and  approves  or ratifies  any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a related party transaction to be disclosed, the
Audit Committee  considers:  (i) the nature of the related person's  interest in the transaction; (ii) the material terms of the transaction,  including, without limitation,  the amount and type of  transaction;  (iii) the  importance  of the transaction to the related person; (iv) the importance of the transaction to the
Company;  (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and (vi) any other matters the committee deems appropriate.

      Any member of the Board of Directors who is a related  person with respect to a transaction  under review may not participate in the  deliberations or vote respecting approval or ratification of the transaction,  provided, however, that such  director  may be  counted in  determining  the  presence  of a quorum at a meeting of the committee that considers the transaction.

      In June 2004, when Newcastle  acquired the Series A Preferred Stock,  Mark
Schwarz, Chief Executive Officer and Chairman of Newcastle Management, Steven J.
Pully,  President of Newcastle  Management,  and John  Murray,  Chief  Financial
Officer of  Newcastle  Management,  assumed  positions as Chairman of the Board,
Chief  Executive  Officer  and Chief  Financial  Officer,  respectively,  of the
Company.  Mr.  Pully  receives an annual  salary of $150,000 as Chief  Executive
Officer  of  the  Company.  Newcastle  Management  is  the  general  partner  of
Newcastle, which owns 19,380,768 shares of Common Stock of the Company.

      The Company's corporate headquarters are currently located at 200 Crescent
Court, Suite 1400, Dallas,  Texas 75201, which are also the offices of Newcastle
Management.  Pursuant to an oral agreement,  the Company  previously  occupied a portion of Newcastle  Management's space on a month-to-month basis at no charge, and received accounting and administrative  services from employees of Newcastle
Management at no charge.  Pursuant to a services  agreement entered into between the  parties on October 1, 2006,  the  Company  occupies a portion of  Newcastle
Management's space on a month-to-month basis at $2,500 per month.

                                       20

                       PROCEDURES FOR CONTACTING DIRECTORS

      The Board of Directors has established a process for  stockholders to send communications to the Board of Directors.  Stockholders may communicate with the
Board of Directors  generally or a specific  director at any time by writing to:
Corporate  Secretary,  New Century Equity  Holdings  Corp.,  200 Crescent Court,
Suite 1400,  Dallas,  Texas 75201. The Corporate  Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder  about a matter of stockholder  interest that is intended for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable to the director to whom they are  addressed,  or if addressed to the
Board of  Directors  generally,  to the  Chairman  of the Board.  Because  other appropriate  avenues  of  communication  exist  for  matters  that  are  not  of
stockholder   interest,   such  as  general  business   complaints  or  employee
grievances, communications that do not relate to matters of stockholder interest are not  forwarded to the Board of Directors.  The  Corporate  Secretary has the
right,  but  not  the  obligation,  to  forward  such  other  communications  to appropriate channels within the Company.

                                       21

                                LEGAL PROCEEDINGS

      On August 11, 2004,  Craig Davis,  allegedly a stockholder of the Company, filed a lawsuit  in the  Chancery  Court of New  Castle  County,  Delaware  (the
"Lawsuit").  The Lawsuit asserted direct claims,  and also derivative  claims on the Company's  behalf,  against five former and three  current  directors of the
Company.  On April 13, 2006, the Company  announced that it reached an agreement with all of the  parties to the  Lawsuit to settle all claims  relating  thereto
(the  "Settlement").   On  June  23,  2006,  the  Chancery  Court  approved  the
Settlement,   and  on  July  25,   2006,   the   Settlement   became  final  and
non-appealable.  As part  of the  Settlement,  the  Company  set up a fund  (the
"Settlement  Fund"),  which was distributed to stockholders of record as of July
28, 2006,  with a payment date of August 11, 2006. The portion of the Settlement
Fund  distributed to  stockholders  pursuant to the Settlement was $2,270,017 or approximately $.04 per common share on a fully diluted basis,  provided that any
Common Stock held by defendants  in the Lawsuit who were  formerly  directors of the Company would not be entitled to any distribution  from the Settlement Fund.
The total  Settlement  proceeds  of  $3,200,000  were  funded  by the  Company's insurance  carrier and by Parris H.  Holmes,  Jr.,  the  Company's  former Chief
Executive  Officer,  who  contributed  $150,000.  Also  included  in  the  total
Settlement proceeds is $600,000 of reimbursement for legal and professional fees paid to the Company by its insurance carrier and subsequently contributed by the
Company to the Settlement  Fund. As part of the Settlement,  the Company and the other  defendants  in the Lawsuit  agreed not to oppose the request for fees and expenses by counsel to the  plaintiff of  $929,813.  Under the  Settlement,  the plaintiff,  the Company and the other  defendants  (including  Mr.  Holmes) also agreed to certain mutual releases.

      In  connection  with the  resolution  of the Lawsuit,  the Company  ceased funding  of legal and  professional  fees of the  current  and  former  director defendants.  The  funding of legal and  professional  fees was made  pursuant to indemnification  arrangements  that were in place during the respective terms of each of the defendants.  We have met the $500,000 retention as stipulated in our
directors'  and  officers'   liability  insurance  policy.  The  directors'  and
officers'  liability  insurance  policy  carries  a  maximum  coverage  limit of
$5,000,000. We are currently negotiating a settlement with the insurance carrier with respect to remaining  reimbursement  amounts.  We are  vigorously  pursuing enforcement  of our  rights  under  the  policy.  Nonpayment  of the  claim  for reimbursement  of legal and  professional  fees could  have a  material  adverse effect on the results of  operations  of the Company.  The  Settlement  does not preclude us from seeking  reimbursement of legal and professional fees up to the amount remaining within the policy limit.

      The  Settlement  provides that, if the Company has not acquired a business that  generates  revenues  by the date of March 1, 2007,  the  plaintiff  in the
Lawsuit  maintains  the right to pursue a claim to liquidate  the Company.  This custodian claim was one of several claims asserted in the Lawsuit.  Even if such a  claim  is  elected  to be  pursued,  there  is no  assurance  that it will be successful. In addition, the Company believes that it has preserved its right to assert that its investment in ACP  Investments  L.P.  (d/b/a  Ascendant  Capital
Partners),  as more fully  described  in its Annual  Report on Form 10-K for the year ended  December  31, 2006,  meets the  foregoing  requirement  to acquire a business.

      Pursuant  to the sale of  4,807,692  newly  issued  shares of the Series A
Preferred  Stock to Newcastle on June 18, 2004,  the Company agreed to indemnify
Newcastle  from any  liability,  loss or  damage,  together  with all  costs and expenses related thereto that the Company may suffer which arises out of affairs

                                       22

of the Company,  its Board of Directors or employees prior to the closing of the
Newcastle Transaction. The Company's obligation to indemnify may be satisfied at the option of the purchaser by issuing  additional  Series A Preferred  Stock to the purchaser, modifying the conversion price of the Series A Preferred Stock, a payment of cash or a redemption of Series A Preferred  Stock or a combination of the foregoing. On July 3, 2006, Newcastle converted its Series A Preferred Stock into 19,230,768 shares of the Common Stock.

      On December 12, 2005, the Company received a letter from the SEC, based on a review of the Company's  Form 10-K filed for the year ended December 31, 2004, requesting  that the  Company  provide a written  explanation  as to whether the
Company is an  "investment  company" (as such term is defined in the  Investment
Company Act of 1940).  The Company provided a written response to the SEC, dated
January 12, 2006,  stating the reasons why it believes it is not an  "investment company". The Company has provided certain confirmatory information requested by the SEC. In the event the SEC or a court took the  position  that the Company is an  investment  company,  the  Company's  failure to register  as an  investment company would not only raise the  possibility  of an  enforcement or other legal action by the SEC and potential fines and penalties, but also could threaten the validity of corporate  actions and contracts  entered into by the Company during the period it was deemed to be an unregistered  investment company,  among other remedies.

      During  February 2006, the Company entered into an agreement with a former employee to settle a dispute over a severance agreement the employee had entered into with the Company.  The  severance  agreement,  which was executed by former management,  provided for a payment of approximately $98,000 upon the occurrence of certain events. The Company paid  approximately  $85,000 to settle all claims associated with the severance agreement.

      During May 2006, the Company entered into an agreement to settle a dispute with a law firm that had  previously  been hired by the Company.  In  accordance with the terms of the  agreement,  the  Company  received  a refund of legal and professional fees of $125,000 during May 2006.

                      PROPOSALS FOR THE 2008 ANNUAL MEETING

REQUIREMENTS  FOR  STOCKHOLDER  PROPOSALS TO BE CONSIDERED  FOR INCLUSION IN THE
COMPANY'S PROXY MATERIALS

      Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act
("Rule  14a-8"),  and  intended to be  presented  at the  Company's  2008 Annual
Meeting of  Stockholders,  must be received by the Company and  addressed to the
Corporate  Secretary at 200 Crescent Court, Suite 1400, Dallas,  Texas 75201, no
later than January 1, 2008 to be considered for inclusion in the Company's proxy materials for that meeting.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS OUTSIDE THE SCOPE OF RULE 14A-8

      A stockholder may present a proposal for  consideration at the 2008 Annual
Meeting of  Stockholders  by providing  written notice in a timely manner to the
Secretary  of the  Company  setting  forth the  following  information:  a brief description  of the  proposal  to be brought  before the annual  meeting and the reasons for conducting such business at the annual meeting; the name and address

                                       23

of the  stockholder  making the proposal;  the class and number of shares of the
Company which are  beneficially  owned by the stockholder  and a  representation that the  stockholder  intends to appear in person or by proxy at the meeting to introduce  the  proposal or  proposals  specified  in the notice.  To be timely, notice must be received by the Company (a) in the case of an annual meeting, not less than 120 days prior to the date of the  Company's  proxy  materials for the previous year's annual  meeting,  or (b) in the case of a special  meeting,  not less than the close of business on the  seventh day  following  the day on which notice of such  meeting is first given to  stockholders.  No  business  shall be conducted at a meeting  except  business  brought  before the annual  meeting in accordance with the procedures set forth above. If the Chairman or other officer presiding at a meeting determines that the stockholder proposal was not properly brought  before such  meeting,  such  proposal  will not be  introduced  at such meeting.

REQUIREMENTS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS

      The advance notification procedures that stockholders must follow in order to nominate directors (the "Nomination Procedure"),  set forth in Section 8.3 of the Charter and Section 3.16 of the By-Laws,  provides that only persons who are nominated by or at the direction of the Board of Directors,  or by a stockholder who has given timely prior written  notice to the Secretary of the Company prior to the  meeting  at which  directors  are to be  elected  will be  eligible  for election as directors.  To be timely, notice must be received by the Company (a)
in the case of an  annual  meeting,  not less than 90 days  prior to the  annual meeting, or (b) in the case of a special meeting, not later than the seventh day
following   the  day  on  which  notice  of  such  meeting  is  first  given  to stockholders.

      Under the Nomination  Procedure,  notice to the Company from a stockholder who  proposes  to  nominate a person or persons at a meeting  for  election as a director must contain certain information, including the name and address of the stockholder who intends to make the nomination and the person to be nominated, a representation  that the  stockholder  is a  holder  of  record  of stock of the
Company  entitled to vote at such  meeting and intends to appear in person or by
proxy  to  nominate  the  person,   a  description   of  all   arrangements   or
understandings  between the  stockholder  and each  nominee and any other person pursuant to which the nomination is to be made, such other information regarding each  nominee as would be required to be  included  in a proxy  statement  filed pursuant  to the Proxy Rules of the SEC had the nominee  been  nominated  by the
Board of Directors  and the consent of such nominee to serve as a director if so elected.  If the Chairman  presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure,  such person will not be eligible for election as a director.

                                       24

                                  ANNUAL REPORT

      ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN  WITHOUT  CHARGE A COPY OF THE
COMPANY'S  ANNUAL  REPORT  ON FORM 10-K FOR THE YEAR  ENDED  DECEMBER  31,  2006
(WITHOUT EXHIBITS),  INCLUDING THE COMPANY'S CERTIFIED FINANCIAL STATEMENTS,  AS
FILED WITH THE SEC, BY WRITING TO THE CORPORATE  SECRETARY,  NEW CENTURY  EQUITY
HOLDINGS CORP., 200 CRESCENT COURT, SUITE 1400, DALLAS TEXAS 75201.

                                  OTHER MATTERS

      As of the date of this  Proxy  Statement,  management  does not  intend to present  any  other  items of  business  and is not aware of any  matters  to be presented  for action at the Annual  Meeting other than those  described  above.
However,  if any other matters should come before the Annual Meeting,  it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

      The cost of  preparing,  assembling  and mailing  this Proxy  Statement is being  paid by the  Company.  In  addition  to  solicitation  by  mail,  Company directors,  officers  and  employees  may solicit  proxies by telephone or other means of communication.  Arrangements will also be made with brokerage firms and other  custodians,  nominees and fiduciaries that hold the voting  securities of record for the forwarding of  solicitation  materials to the  beneficial  owners thereof.  The Company will  reimburse  such  brokers,  custodians,  nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                    By order of the Board of Directors,

                                    /s/ Steven J. Pully
                                    -----------------------------------
                                    Steven J. Pully
                                    SECRETARY

April 30, 2007

                                       25

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        NEW CENTURY EQUITY HOLDINGS CORP.

                         Annual Meeting of Stockholders
                                  June 6, 2007

      The  undersigned,  a stockholder of New Century Equity  Holdings  Corp., a
Delaware  corporation (the  "Company"),  does hereby appoint Mark E. Schwarz and
Steven J. Pully,  and each of them,  the true and lawful  attorneys  and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2007 Annual
Meeting of  Stockholders of the Company to be held at the offices of the Company located at 200 Crescent  Court,  Suite 1400,  Dallas,  Texas, on June 6, 2007 at
10:00 a.m., local time, or at any adjournment or adjournments thereof.

      The undersigned hereby instructs said proxies or their substitutes.

Please mark your vote like this /X/

ELECTION OF DIRECTORS:

            The election of Steven J. Pully to the Board of Directors,  to serve until the 2009 Annual  Meeting of  Stockholders  and until his successor is duly elected and shall  qualify and the election of Mark E. Schwarz and Jonathan Bren to  the  Board  of  Directors,  to  serve  until  the  2010  Annual  Meeting  of
Stockholders  and until their  respective  successors are duly elected and shall qualify.

                       WITHHOLD AUTHORITY
FOR ALL                TO VOTE FOR ALL
NOMINEES  _____        NOMINEES  _____         _________________________________
                                               TO WITHHOLD AUTHORITY TO VOTE FOR
                                               ANY  INDIVIDUAL  NOMINEE,   PRINT
                                               NAME ABOVE.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

            The ratification of the appointment of Burton McCumber & Cortez,
L.L.P. as the independent  public accountants of the Company for the fiscal year ending December 31, 2007.

            FOR / /        AGAINST / /        ABSTAIN / /

DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS  HEREINBEFORE  GIVEN.
UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  FOR THE  ELECTION  OF
DIRECTORS  NAMED HEREIN AND FOR THE  RATIFICATION  OF APPOINTMENT OF INDEPENDENT
PUBLIC ACCOUNTANTS.

The  undersigned  hereby  revokes  any proxy or proxies  heretofore  given,  and ratifies and confirms that all the proxies  appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: _______________________, 2007
_____________________________ (L.S.)
_____________________________ (L.S.)
Signature(s)

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON.  WHEN SIGNING AS
ATTORNEY,  EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN,  PLEASE  INDICATE THE
CAPACITY IN WHICH  SIGNING.  WHEN SIGNING AS JOINT  TENANTS,  ALL PARTIES IN THE
JOINT TENANCY SHOULD SIGN. WHEN A PROXY IS GIVEN BY A CORPORATION,  IT SHOULD BE
SIGNED WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

PLEASE MARK,  DATE,  SIGN AND MAIL THIS PROXY IN THE ENVELOPE  PROVIDED FOR THIS
PURPOSE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.